Exhibit 10.5

March 23, 2021

Northern Genesis Sponsor III LLC

c/o Northern Genesis Holdings Inc.

4801 Main Street, Suite 1000

Kansas City, MO 64112

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Northern Genesis Acquisition Corp. III (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Northern Genesis Sponsor III LLC (the “Sponsor”) shall make available to the Company certain office space, utilities, and secretarial and other administrative services as may reasonably be required by the Company (in the aggregate, the “Services”) from time to time, situated at 4801 Main Street, Suite 1000, Kansas City, MO 64112 (or any successor location).

In exchange therefore, the Company shall pay the Sponsor the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”), hereby waives any Claim it may have in the future, and will not seek recourse against the Trust Account for any reason whatsoever, in each case as a result of or arising out of this agreement or the performance or non-performance hereof. The Company hereby agrees that recourse against the Sponsor in connection with the provision of the Services or any payments made in respect thereof shall be strictly limited to the termination of this agreement by the Company.

[Signature Page Follows]

Very truly yours,

NORTHERN GENESIS ACQUISITION CORP. III

By:	/s/ Ian Robertson
Ian Robertson
Chief Executive Officer

AGREED TO AND ACCEPTED:

NORTHERN GENESIS SPONSOR III LLC

By:	Northern Genesis Holdings Inc.,
its Managing Member

By:	/s/ Ian Robertson
Ian Robertson
President

[Signature Page to Administrative Services Agreement]